UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2016

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 6, 2016, MeetMe, Inc. (the “Company”) issued a press release announcing revised revenue and adjusted EBITDA guidance for the year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

Item 7.01 Regulation FD Disclosure

As discussed in Item 2.02 above, the Company issued a press release, dated January 6, 2016, which discussed the Company’s adjusted EBITDA expectations, the text of which is incorporated by reference into this “Item 7.01 Regulation FD Disclosure.”

The information in this Current Report is being furnished and shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	MeetMe, Inc. press release, dated January 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: January 6, 2016	By:	/s/ David Clark
	Name:	David Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	MeetMe, Inc. press release, dated January 6, 2016.